WAIVER
                                    ------
       This Waiver (this "Waiver") is entered into as of this 14th day of June, 1999, by and among BOOTH CREEK SKI HOLDINGS, INC., BOOTH CREEK SKI ACQUISITION CORP., TRIMONT LAND COMPANY, SIERRA-AT-TAHOE, INC., BEAR MOUNTAIN, INC., WATERVILLE VALLEY SKI RESORT, INC., MOUNT CRANMORE SKI RESORT, INC., SKI LIFTS, INC., GRAND TARGHEE INCORPORATED, LMRC HOLDING CORP., LOON MOUNTAIN RECREATION CORPORATION, and LOON REALTY CORP. (collectively, the "Borrowers") and BankBoston, N.A., as a Lender and as agent for itself and other Lenders (the "Lender").

       Reference is made to the Amended and Restated Credit Agreement dated as of October 30, 1998, by and among the Borrowers and the Lender, as amended through the date hereof (the "Credit Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

       1. The Borrowers have informed the Lender that as of April 30, 1999, the sum of (i) the Trailing Four Fiscal Quarter Cash Flow measured on such date, minus (ii) Cash Flow Adjustment for the four fiscal quarters then ending was 90% of the Consolidated Fixed Charges of the Borrowers for such four fiscal quarters then ending, which is below the minimum percentage of 100% as required by
Section 7.5.2 of the Credit Agreement.

       2. The Lender and the Borrowers hereby agree that for the quarter ending July 30, 1999, the sum of (i) the Trailing Four Fiscal Quarter Cash Flow measured on such date, minus (ii) Cash Flow Adjustment for the four fiscal quarters shall not be less than 85% of the Consolidated Fixed Charges of the Borrowers for such four fiscal quarters then ending, which is below the minimum percentage of 100% as required by Section 7.5.2 of the Credit Agreement.

       3. The Lender and the Borrowers hereby agree that for the quarter ending July 30, 1999 the ratio of the unpaid principal amount of Consolidated Financing Debt of the Borrowers to Trailing Four Fiscal Quarter Cash Flow for the quarter then ending shall not exceed 6.75-to-1.0, which exceeds the maximum ratio of 6.5-to-1.0 for such quarter then ending as required by Section 7.5.1 of the Credit Agreement.

       4. The Lender hereby waives the covenant violation set forth under paragraph 1 above.

       5. In order to induce the Lender to enter into this Waiver, the Borrowers hereby represent and warrant that (i) no Default or Event of Default under the Credit Agreement exists on the date hereof after giving effect to this Waiver and (ii) all of the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date hereof after giving effect to this Waiver, with the same effect as if those representations and warranties had been made on and as of the date hereof (it being understood that any representation or warranty made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

       6. This Waiver is limited as specified and shall not constitute a modification, amendment or waiver of any other provision of the Credit Agreement or constitute a course of dealing between the parties. This Waiver may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterpart when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. From and after the date hereof, all references in the Credit Agreement and in any other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.



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

       IN WITNESS WHEREOF, each of the undersigned has caused this Waiver to be executed under seal and delivered by its duly authorized officer as of the date first above written.


                                            BOOTH CREEK SKI HOLDINGS, INC.
                                            BOOTH CREEK SKI ACQUISITION CORP.
                                            TRIMONT LAND COMPANY
                                            SIERRA-AT-TAHOE, INC.
                                            BEAR MOUNTAIN, INC.
                                            WATERVILLE VALLEY SKI RESORT, INC.
                                            MOUNT CRANMORE SKI RESORT, INC.
                                            SKI LIFTS, INC.
                                            GRAND TARGHEE INCORPORATED
                                            LMRC HOLDING CORP.
                                            LOON MOUNTAIN RECREATION CORPORATION
                                            LOON REALTY CORP.


                                            By:  /s/ Elizabeth J. Cole
                                                 -------------------------------
                                                 Elizabeth J. Cole
                                                 Executive Vice President


                                            BANKBOSTON, N.A., as Agent


                                            By:  /s/ Carlton F. Williams
                                                 -------------------------------
                                                 Carlton F. Williams
                                                 Director


                                            BANKBOSTON, N.A.


                                            By:  /s/ Carlton F. Williams
                                                 -------------------------------
                                                 Carlton F. Williams
                                                 Director